UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

WOLVERINE WORLD WIDE, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with written preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Wolverine World Wide, Inc.
9341 Courtland Drive, NE
Rockford, MI 49351
ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2020
The following Notice relates to the Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of Wolverine World Wide, Inc. (the “Company”), dated March 26, 2020, provided to shareholders of the Company in connection with the Company’s 2020 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on April 30, 2020. As described below, the Annual Meeting will now be held in a virtual only format. In addition, on April 17, 2020, the Company issued the following press release related to the change to a virtual format.
This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 17, 2020.
THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE TO VIRTUAL MEETING FORMAT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2020
April 17, 2020
To Our Shareholders:
Due to public health considerations arising from the coronavirus (COVID-19) pandemic and to support the health and well-being of our shareholders, employees, and the community, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders of Wolverine World Wide, Inc. (the “Company”) will be held in a virtual only format. As previously announced, the Annual Meeting will be held on April 30, 2020 at 10:00 a.m. Eastern Time. Shareholders will not be able to attend the Annual Meeting in person.
The items of business are the same as set forth in the Notice of 2020 Annual Meeting of Shareholders and Proxy Statement dated March 26, 2020 previously made available to shareholders entitled to vote at the Annual Meeting, as follows:

1.	Election of the four director nominees named in the Proxy Statement for three-year terms expiring in 2023;

2.	Advisory resolution approving compensation for the Company’s named executive officers; and

3.	Ratification of the Audit Committee’s appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020.
Our decision to hold the Annual Meeting in a virtual format relates only to the 2020 Annual Meeting. We have designed the format of the Annual Meeting to provide shareholders the same rights and opportunities to participate that they would have at an in-person meeting.
As described in the proxy materials for the Annual Meeting that we previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 18, 2020, the record date. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/WWW2020 and enter the 16-digit control number found on the proxy card or voting instruction card you previously received. Once admitted, during the Annual Meeting, you may vote, submit questions and view the list of shareholders entitled to vote at the Annual Meeting by following the instructions available on the meeting website.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. If you have already voted, you do not need to vote again. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.
Rules for the conduct of the Annual Meeting will be available on the meeting website. For information about how to view the rules and the list of shareholders entitled to vote at the Annual Meeting during the ten days preceding the Annual Meeting, please visit our 2020 Annual Meeting website at www.wolverineworldwide.com/2020annualmeeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

By Order of the Board of Directors,

Kyle L. Hanson Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2020: The Annual Meeting on April 30, 2020 at 10:00 a.m. Eastern Time is available at www.virtualshareholdermeeting.com/WWW2020. The proxy statement, supplemental proxy materials, and Annual Report are available on our 2020 Annual Meeting website at www.wolverineworldwide.com/2020annualmeeting. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

9341 Courtland Drive, Rockford, MI 49351
Phone (616) 866-5500; Fax (616) 866-0257

FOR IMMEDIATE RELEASE
CONTACT: Mike Stornant
(616) 866-5728

WOLVERINE WORLDWIDE ANNOUNCES MOVE TO VIRTUAL FORMAT FOR 2020 ANNUAL MEETING OF SHAREHOLDERS

ROCKFORD, Mich., April 17, 2020 - Wolverine World Wide, Inc. (NYSE: WWW) today announced it will hold its 2020 Annual Meeting of Shareholders in a virtual only format due to public health considerations arising from the coronavirus (COVID-19) pandemic and to support the health and well-being of its shareholders, employees, and the community.

The Annual Meeting will still be held on April 30, 2020 at 10:00 a.m. EDT, and the items of business are the same as previously announced. Shareholders will not be able to attend the Annual Meeting in person, but shareholders as of the close of business on March 18, 2020, the record date, will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/WWW2020 and entering the 16-digit control number found on the proxy card or voting instruction card previously distributed.

Whether or not they plan to attend the Annual Meeting, we urge all shareholders to vote in advance of the meeting by using one of the methods described in the proxy materials previously distributed for the Annual Meeting. In addition, shareholders may vote during the Annual Meeting by following the instructions on the meeting website.

The proxy card or voting instruction card included with the proxy materials will not be updated to reflect the change in meeting format and may continue to be used to vote your shares in connection with the Annual Meeting. Shareholders who have previously sent in proxies, or voted by telephone or internet, do not need to take any further action.

Further information is set forth in materials the Company filed today with the Securities and Exchange Commission.

ABOUT WOLVERINE WORLDWIDE
With a commitment to service and product excellence, Wolverine World Wide, Inc. is one of the world’s leading marketers and licensors of branded casual, active lifestyle, work, outdoor sport, athletic, children’s and uniform footwear and apparel. The Company’s portfolio of highly recognized brands includes: Merrell®, Sperry®, Hush Puppies®, Saucony®, Wolverine®, Keds®, Stride Rite®, Chaco®, Bates® and HYTEST®. The Company also is the global footwear licensee of the popular brands Cat® and Harley-Davidson®. The Company’s products are carried by leading retailers in the U.S. and globally in approximately 170 countries and territories. For additional information, please visit our website, www.wolverineworldwide.com.

# # #